IVY MICRO CAP GROWTH FUND

Supplement dated February 17, 2009
to the
Prospectus dated January 2, 2009

As explained in the Statement of Additional Information, Ivy Micro Cap Growth Fund (the "Fund") is a newly formed series of Ivy Funds, a Massachusetts business trust. On February13, 2009, the initial sole shareholder of the Fund, Ivy Funds Distributor, Inc. approved the reorganization of the Fund into a corresponding series of a newly formed Delaware statutory trust - that fund also will be called Ivy Micro Cap Growth Fund and is identical in all aspects to the Fund, including its investment objective and strategies, other than its state domicile. This change is part of a larger reorganization of all 29 series of the Ivy Family of Funds into the Delaware trust, which is expected to occur during the 2nd quarter of this year.